CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report of Peer Review Mediation and Arbitration, Inc. (the "Company") on Form 10-Q for the quarter ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, the undersigned, in the capacities and on the date indicated below, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

   1. The Report fully complies with the requirements of Rule 13(a) or 15(d) of the Securities Exchange Act of 1934; and
   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                 /s/Willis Hale
                                 ----------------------
                                 Willis Hale
                                 Chief Executive Officer


                                 /s/Marc E. Combs
                                 ----------------------
                                 Marc E. Combs
                                 Chief Financial Officer

Dated:  November 22, 2010